Supplement to the
Fidelity® Tax-Exempt Money Market Fund and Fidelity® Treasury Money Market Fund
December 29, 2018
Prospectus

The following information replaces similar information found in the “Shareholder Information” section under the "Earning Dividends" heading.

Earning Dividends

A fund processes purchase and redemption requests only on days it is open for business.

For Fidelity® Tax-Exempt Money Market Fund:

Shares generally begin to earn dividends on the first business day following the day of purchase.

Shares generally earn dividends until, but not including, the next business day following the day of redemption.

For Fidelity® Treasury Money Market Fund:

Shares purchased by a wire order prior to 4:00 p.m. Eastern time, with receipt of the wire in proper form before the close of the Federal Reserve Wire System on that day, generally begin to earn dividends on the day of purchase.

Shares purchased by all other orders generally begin to earn dividends on the first business day following the day of purchase.

Shares redeemed by a wire order prior to 4:00 p.m. Eastern time generally earn dividends through the day prior to the day of redemption.

Shares redeemed by all other orders generally earn dividends until, but not including, the next business day following the day of redemption.

For each fund:

Exchange requests will be processed only when both funds are open for business.

Money market funds that allow wire purchases reserve the right to change the time of day by which wire purchase and redemption orders for shares must be placed for purposes of earning dividends.

P11-TFM-19-01 1.9896747.100	August 30, 2019